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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8 -K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                         Securities and Exchange Act of 1934

           Date of Report (Date of earliest event report) November 5, 1997


                                  TASTY FRIES, INC.
                                  -----------------

                (Exact name of registrant as specified in its charter)

                                        NEVADA
                                        ------

                    (State or other jurisdiction of incorporation)


33-4460-NY                                            65-0259052
----------                                            ----------
(Commission File Number)                              (IRS Employer
                                                      Identification No.)


650 SENTRY PARKWAY, SUITE ONE, BLUE BELL, PA          19422
--------------------------------------------          -----
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (610) 941-2109
                                                      --------------



--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)


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                                  TASTY FRIES, INC.

                                      FORM 8 - K

                                   NOVEMBER 5, 1997



Item 9.  Sales of Equity Securities Pursuant to Regulation S.

    In a sale completed on November 5, 1997 pursuant to Section 903(c)(2) of Regulation S under the Securities Act of 1933, Tasty Fries, Inc. (the "Company") received total gross proceeds of $1,600,000 by issuing to six non-"U.S. Persons" (the "Holders"), as defined in Regulation S, convertible notes (the "Notes") bearing interest at 6% per annum payable annually. The principal due date of the Note is November 5, 2000 (the "Maturity Date"). Each Holder has the right to convert all of part of the principal amount of the Note and interest, commencing November 5, 1997 and until the later of the Maturity Date or the date the Note is paid in full, into that number of shares of the Company's common stock, $.001 par value ("Common Stock"), determined by dividing the portion of the Note being converted by 70% of the average closing bid price of the Common Stock for the five business days immediately preceding the date of receipt by the Company of notice of conversion ("Conversion Date") as reported by the National Association of Securities Dealers Electronic Bulletin Board
("NASDAQ"). Conversions must be made in amounts of principal of not less than $50,000. Interest is payable at the Company's election either in common stock or cash. All or part of each Note may be redeemed by the Company at 130% of the principal amount being redeemed. Accrued interest must be paid at the time of redemption.

Not more than 50% of the common shares issuable upon conversion of the Notes may be sold, transferred or conveyed during the sixty day period commencing upon the issuance of the Notes. Up to an additional 50% of the common stock issuable upon conversion of the Notes may be sold, transferred or conveyed during the following seventy day period.

    A Holder received 105,000 of the Company's common stock purchase warrants. These warrants are exercisable at $1.90 per share from December 16, 1997 until November 5, 1998.

    Cash commissions of $160,000 were paid in connection with the issuance of the Convertible Notes. The Company issued 615,000 common stock purchase warrants as a portion of the commissions in connection with the investment. The warrants have an exercise price of $1.90 per share. Of these warrants, 455,000 are exercisable from December 16, 1997 and until November 5, 1998. The remaining 160,000 warrants are exercisable from December 16, 1997 and until November 5, 2000.


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                                     FORM 8 - K

                                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TASTY FRIES, INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Edward C. Kelly

                                            -------------------------------
                                                  Edward C. Kelly
                                                  President and Director


Dated: November 14, 1997